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                                                                     EXHIBIT 5.1


[ERNST & YOUNG LOGO]     - ERNST & YOUNG LLP               - Phone: 403 290-4100
                           CHARTERED ACCOUNTANTS             Fax:   403 290-4265
                           Ernst & Young Tower
                           1000 440 2 Avenue SW
                           Calgary AB Canada T2P 5E9






                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" and to the use of our report to the Directors of Paramount Resources Ltd. dated
March 14, 2003 (except for note 16 which is as at October 22, 2003) and "Comments by Auditors For United States Readers on Differences Between Canadian and United States Reporting Standards", dated October 22, 2003, relating to the consolidated financial statements of Paramount Resources Ltd. as at December 31, 2002 and 2001 and for the years then ended, in the Registration Statement on Form F-10 and related Prospectus of Paramount Resources Ltd. for the registration of Senior Notes of the company.



Calgary, Canada                                            /s/ Ernst & Young LLP
October 22, 2003                                           Chartered Accountants

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[ERNST & YOUNG LOGO]         - ERNST & YOUNG LLP           - Phone: 403 290-4100
                               CHARTERED ACCOUNTANTS         Fax:   403 290-4265
                               Ernst & Young Tower
                               1000 440 2 Avenue SW
                               Calgary AB Canada T2P 5E9




To the Directors of
PARAMOUNT RESOURCES LTD.


We are aware of the inclusion in the Registration Statement on Form F-10 and related Prospectus of Paramount Resources Ltd. for the registration of Senior Notes of the company of our compilation report and "Comments for United States Readers on Differences Between Canadian and United States Reporting Standards" dated October 22, 2003 relating the unaudited pro forma consolidated statements of earnings of Paramount Resources Ltd. for the year ended December 31, 2002 and for the six-months ended June 30, 2003




                                            /s/ Ernst & Young LLP
Calgary, Canada                             Chartered Accountants
October 22, 2003